UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2024

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-3034	41-0448030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

(612) 330-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on October 31, 2023, Xcel Energy Inc. (“Xcel Energy”) entered into an equity distribution agreement with Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, TD Securities (USA) LLC, and Wells Fargo Securities, LLC (collectively, the “Sales Agents”) pursuant to which the Sales Agents will act as Xcel Energy’s sales agent with respect to the offer and sale of shares of Xcel Energy’s common stock (par value $2.50 per share) having an aggregate gross sales price of up to $2,500,000,000 (the “Shares”). All of the Shares to be offered and sold were registered pursuant to Xcel Energy’s registration statement on Form S-3 (File No. 333-275228) (the “Registration Statement”) previously filed with the Securities and Exchange Commission. This Current Report on Form 8-K is being filed to incorporate by reference into the Registration Statement the consent of Xcel Energy’s independent registered public accounting firm to the incorporation by reference into the Registration Statement of its reports dated February 21, 2024 relating to the financial statements and financial statement schedules of Xcel Energy Inc. and subsidiaries, and the effectiveness of Xcel Energy Inc and subsidiaries’ internal control over financial reporting, appearing in the Annual Report on Form 10-K of Xcel Energy Inc. for the year ended December 31, 2023 (“Annual Report”). The file number of the Registration Statement was incorrectly noted on the consent of Xcel Energy’s independent registered public accounting firm that was filed as an exhibit to the Annual Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

23.01	Consent of Independent Registered Public Accounting Firm

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc.
(a Minnesota corporation)

By	/s/ Paul A. Johnson
Name:	Paul A. Johnson
Title:	Vice President, Treasurer and Investor Relations

Date: February 23, 2024